SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

(Exact name of registrant as specified in its charter)

Delaware	333-120916	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On April 29, 2005, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the GreenPoint MTA Trust, Mortgage Pass-Through Certificates, Series 2005-AR1, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005, among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

Item 9.01.	Financial Statements and Exhibits.
	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit		Numbered
Number		Exhibit Page

10.1        Pooling and Servicing Agreement, dated as of April 1, 2005 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: May 9, 2005

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	5

EXHIBIT 1